SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	MARCH 31, 2003
(MARCH 31, 2003)

NTL INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22616	52-1822078

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(212) 906-8440

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

99.1	Press Release, dated March 31, 2003

99.2	Presentation, dated March 31, 2003

ITEM 9.	REGULATION FD DISCLOSURE.

The following disclosure is being furnished pursuant to Item 12 of this Form 8-K:

On March 31, 2003, NTL Incorporated issued a press release announcing results for the fiscal year ended December 31, 2002 and made a presentation regarding such results. The press release, dated March 31, 2003, is attached to this report as Exhibit 99.1 and is incorporated by reference in its entirety herein. The presentation is attached to this report as Exhibit 99.2 and is incorporated by reference in its entirety herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTL INCORPORATED (Registrant)

By: /s/ Bret Richter Name: Bret Richter Title: Senior Vice President—Finance

Dated: March 31, 2003

EXHIBIT INDEX

Exhibit

99.1	Press Release, dated March 31, 2003

99.2	Presentation, dated March 31, 2003